UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/20/2009

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-04801

Delaware	06-0247840
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

123 Main Street
Bristol, Connecticut
06010
(Address of principal executive offices, including zip code)

(860) 583-7070
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities

The Company sold an aggregate of 1,154,265 treasury shares of its common stock, par value $0.01 (the "Common Stock") in several separate transactions entered into from August 7, 2009 to August 21, 2009 in exchange for $17,214,000 aggregate principal amount of the Company's 3.375% Senior Subordinated Convertible Notes due 2027 (the "Notes"). The sale of the Common Stock in exchange for the Notes was made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereunder, on the basis that each transaction constituted an exchange with holders of the Company's securities and no commissions or other remuneration was paid or given, directly or indirectly, to any party for soliciting such exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.

Date: August 26, 2009	By:	/s/ Christopher J. Stephens, Jr.
Christopher J. Stephens, Jr.
Senior Vice President, Finance and Chief Financial Officer